UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road
Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 30, 2011, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), entered into a Reinstatement and Third Amendment to Purchase and Sale Agreement (the “Third Amendment”) with Epic Group Limited Partnership and each of its affiliated entities signatory thereto (Epic, along with such affiliates, the “Epic Sellers”), which amends the Purchase and Sale Agreement, dated June 27, 2011, as subsequently amended, between the Company, AdCare Holdings and the Epic Sellers, pursuant to which AdCare Holdings or its assignee shall acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising skilled nursing facilities located in North Carolina, South Carolina, Tennessee and Virginia (the “Epic Purchase”).

The Third Amendment: (i) changes the closing date of the Epic Purchase to February 29, 2012; (ii) increases the amount of money to be deposited by AdCare Holdings into escrow to be held as earnest money from $500,000 to $1,000,000; (iii) decreases the amount of stock consideration to be paid by AdCare Holdings from $5,000,000 to $2,456,152; and (iv) eliminates the requirement of AdCare Holdings to deliver a promissory note to the Epic Sellers upon the closing of the Epic Purchase.  In addition, because the Epic Sellers are not able to ascertain whether the Epic Sellers will acquire the membership interests of certain skilled nursing facilities located in Tennessee (the “Tennessee Facilities”) by the closing date of the Epic Purchase, the Third Amendment also: (x) increases the aggregate purchase price from $38,566,364 to $40,206,152 if the Tennessee Facilities are acquired by AdCare Holdings as part of the Epic Purchase; (y) increases the aggregate purchase price from $38,566,364 to $40,206,152 if a portion of the Tennessee Facilities are acquired by AdCare Holdings as part of the Epic Purchase and AdCare Holdings acts as manager of the remaining portion of the Tennessee Facilities not acquired; and (z) decreases the aggregate purchase price from $38,566,364 to $34,956,152 if none of the Tennessee Facilities are acquired by AdCare Holdings as part of the Epic Purchase.

The foregoing description of the Third Amendment is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets.

On January 1, 2012, certain wholly owned subsidiaries of the Company acquired (the “Eaglewood Acquisition”) from Eaglewood Villa, Ltd. and Woodland Manor, Ltd. (together, the “Eaglewood Sellers”), pursuant to that certain Purchase and Sale Agreement between the Eaglewood Sellers and AdCare Holdings, dated as of August 15, 2011, amended as of November 30, 2011, and amended as of December 16, 2011 (as so amended the “Eaglewood Agreement”), certain land, buildings, improvements, furniture, fixtures and equipment comprising: (i) Woodland Manor (also known as Eaglewood Care Center), a 113 bed skilled nursing facility (“Woodland Manor”); and (ii) Eaglewood Village, a 80 bed assisted living facility (“Eaglewood Village”), both located in Springfield, Ohio, for an aggregate purchase price of $12,500,000.

In connection with the closing of the Eaglewood Acquisition: (i) Woodland Holdings, LLC, a subsidiary of the Company (“Woodland Holdings”), entered into a Loan Agreement with

The PrivateBank and Trust Company (“PrivateBank”) pursuant to which Woodland Holdings issued a promissory note in favor of PrivateBank for an aggregate principal amount of $4,800,000 (the “PrivateBank Loan”); and (ii) Eaglewood Holdings, LLC, a subsidiary of the Company (“Eaglewood Holdings”) and Eaglewood Village, LLC, a subsidiary of the Company (“Eaglewood Village LLC”) jointly and severally issued (i) a promissory note in favor of Eaglewood Villa, Ltd. for a principle amount of $500,000 (the “$500,000 Eaglewood Loan”) and (ii) a promissory note in favor of Eaglewood Villa, Ltd. for a principle amount of $4,500,000 (the “$4,500,000 Eaglewood Loan” and together with the $500,000 Eaglewood Loan, the “Eaglewood Sellers Loans”).  The proceeds of the PrivateBank Loan and the Eaglewood Sellers Loans (collectively, the “Eaglewood Credit Facilities”) were used to fund the purchase price of the Eaglewood Acquisition.

The PrivateBank Loan matures on December 30, 2016.  Interest on the PrivateBank Loan accrues on the principal balance thereof at an annual rate of the greater of (i) 6.0% per annum or (ii) the LIBOR rate plus 4.0% per annum, and payments for the interest and a portion of the principal balance are payable monthly, commencing on February 1, 2012 and ending on December 1, 2016.  The entire outstanding principal balance of the PrivateBank Loan, together with all accrued but unpaid interest thereon, is payable on December 30, 2016.  The PrivateBank Loan is secured by a first mortgage on the real property and improvements constituting Woodland Manor, a first priority security interest on all furnishings, fixtures and equipment associated with Woodland Manor and an assignment of all rents paid under any existing or future leases and rental agreements with respect to Woodland Manor. The Company has unconditionally guaranteed all amounts owing under the PrivateBank Loan.

Interest on the $500,000 Eaglewood Loan accrues at rate of 6.5% per annum and interest on the $4,500,000 Eaglewood Loan accrues at a rate of (i) 6.5% per annum from January 1, 2012 to February 29, 2012; (ii) 8.5% per annum from March 1, 2012 to April 30, 2012; and (iii) 10.5% per annum from May 1, 2012 to June 30, 2012.  Principal and interest payments under the $500,000 Eaglewood Loan in the amount of $3,727.87 shall be due and payable monthly, beginning on February 1, 2012, with a final payment of $477,672.58 plus any accrued interest due January 1, 2014.  Interest payments under the $4,500,000 Eaglewood Loan shall be due and payable monthly, beginning on February 1, 2012, with a final payment of the balance of the principal amount of the loan plus any accrued interest due June 30, 2012.

The Eaglewood Sellers Loans are secured by: (i) a mortgage on the real property and improvements constituting Eaglewood Village; and (ii) an assignment of all rents paid under any existing or future leases and rental agreements with respect to Eaglewood Village.

In connection with entering into the Eaglewood Credit Facilities, the Company, AdCare Holdings, Woodland Holdings, Eaglewood Holdings and Eaglewood Village LLC, as applicable, also entered into deeds to secure debt, security agreements and assignments of rents and leases, each containing customary terms and conditions.

The Eaglewood Acquisition does not constitute an acquisition of a significant subsidiary pursuant to the conditions specified in Rule 1-02(w) of Regulation S-X at the significance level contemplated by Rule 11-01(b)(1) of Regulation S-X.

Item 2.03               Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

2.1               Purchase and Sale Agreement, dated as of June 27, 2011, among AdCare Health Systems, Inc., AdCare Property Holdings, LLC, Epic Group Limited Partnership and its affiliates signatory thereto (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed June 29, 2011).

2.2               Reinstatement and Third Amendment to Purchase and Sale Agreement, dated as of December 30, 2011, among AdCare Health Systems, Inc., AdCare Property Holdings, LLC, Epic Group Limited Partnership and its affiliates signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1           Purchase and Sale Agreement, dated as of June 27, 2011, among AdCare Health Systems, Inc., AdCare Property Holdings, LLC, Epic Group Limited Partnership and its affiliates signatory thereto (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed June 29, 2011).

2.2           Reinstatement and Third Amendment to Purchase and Sale Agreement, dated as of December 30, 2011, among AdCare Health Systems, Inc., AdCare Property Holdings, LLC, Epic Group Limited Partnership and its affiliates signatory thereto.